  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Von Karman, Suite 110

Newport Beach, California 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2016, Terra Tech Corp. (the “Company”) entered into an amendment to its 12% Convertible Promissory Note in the original principal amount of $500,000 issued by the Company on December 14, 2015, pursuant to which the maturity date of the Note was extended by one year from December 13, 2016 to December 13, 2017. The Note was not amended or modified in any other way, and the Company is not in breach or default of any terms of the Note.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 10.40 to this Current Report on Form 8-K (this “Report”) and which is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.40	Amendment to 12% Convertible Promissory Note, dated as of December 13, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: December 14, 2016	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

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